UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 18, 2006 (September 13, 2006)

AFFINION GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-133895	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Connecticut Avenue

Norwalk, Connecticut 06850

(Address of Principal Executive Offices)

(203) 956-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 13, 2006, Affinion Group, Inc. (“Affinion” or the “Company”) completed its registered exchange offer pursuant to which all of its previously outstanding $304,000,000 aggregate principal amount of its 10 1/8% Senior Notes due 2013 and all outstanding $355,500,000 aggregate principal amount of its 11 1/2% Senior Subordinated Notes due 2015 were exchanged into an equal aggregate principal amount of its 10 1/8% Senior Notes due 2013 and its 11 1/2% Senior Subordinated Notes due 2015, respectively, that have been registered under the Securities Act of 1933, as amended. A copy of the press release announcing the completion of the exchange offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
99.1	Press release dated September 18, 2006.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFINION GROUP, INC.

Date: September 18, 2006	By:	/s/ Todd H. Siegel
	Name:	Todd H. Siegel
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Number	Exhibit
99.1	Press release dated September 18, 2006.